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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

Atlantic Auto Funding Corporation (DE)
Atlantic Auto Second Funding Corporation (DE)
Atlantic Auto Third Funding Corporation (DE)
Auto Care Insurance Agency, Inc. (PR)
Auto Mall Payroll Services, Inc. (FL)
Bedford Collision Center (DE)
Brett Morgan Chevrolet-Geo, Inc. (DE)
Central Ford Center, Inc. (AR)
CJNS, LLC (DE)
Classic Auto Group, Inc. (NJ)
Classic Enterprises, LLC (DE)
Classic Imports, Inc. (NJ)
Classic Management Company, Inc. (NJ)
Classic Motor Sales, LLC (DE)
Classic Nissan of Turnersville, LLC (DE)
Classic Turnersville, Inc. (NJ)
Covington Pike Dodge, Inc. (DE)
D. Young Chevrolet, LLC (DE)
Dan Young Chevrolet, Inc. (IN)
Dan Young Motors, LLC (DE)
DiFeo Partnership, Inc. (DE)
DiFeo Partnership, Inc. on behalf of
         County Auto Group Partnership
         Danbury Auto Partnership
         DiFeo Chrysler Plymouth Jeep Eagle Partnership
         DiFeo Hyundai Partnership
         DiFeo Leasing Partnership
         DiFeo Nissan Partnership
         DiFeo Tenafly Partnership
         Hudson Motor Partnership
         OCT Partnership
         Somerset Motors Partnership
Europa Auto Imports, Inc. (CA)
Florida Chrysler Plymouth, Inc. (FL)
Gene Reed Chevrolet, Inc. (SC)
GMG Motors, Inc. (CA)
Goodson North, LLC (DE)
Goodson Pontiac GMC, LLC (DE)
Goodson Spring Branch, LLC (DE)
H.B.L. Holdings, Inc. (VA)
HBL, LLC (DE)
HT Automotive, Ltd. (DE)
HVP Motor Corporation (PR)
H.V.P.H. Motor Corporation (PR)
JS Imports, Inc. (FL)
KMPB, LLC (DE)
KMT/UAG, Inc. (CA)
Landers Auto Sales, Inc. (AR)
Landers Buick-Pontiac, Inc. (AR)
Landers Ford, Inc. (AR)
Landers Nissan, LLC (DE)
Landers United Auto Group No.2, Inc. (AR)
Landers Ford North, Inc. (AR)
Lantzsch-Andreas Enterprises, Inc. (VA)
Late Acquisition I, LLC (DE)
Late Acquisition II, LLC (DE)
LMNS, LLC (DE)
LRP, Ltd. (AZ)
Michael Chevrolet-Oldsmobile, Inc. (SC)
Motorcars Acquisition, LLC (DE)
Motorcars Acquisition II, LLC (DE)
Motorcars Acquisition III, LLC (DE)
Motorcars Acquisition IV, LLC (DE)
Motorcars Acquisition V, LLC (DE)

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National City Ford, Inc. (DE)
Nissan of North Olmsted, LLC (DE)
Northlake Auto Finish, Inc. (FL)
Palm Auto Plaza, Inc. (FL)
Peachtree Nissan, Inc. (GA)
Pioneer Ford Sales, Inc. (AZ)
PMRC, LLC (DE)
Reed-Lallier Chevrolet, Inc. (NC)
Relentless Pursuit Enterprises, Inc. (CA)
SA Automotive, Ltd. (AZ)
SAU Automotive, Ltd. (AZ)
Scottsdale Ferrari, LLC (AZ)
Scottsdale Jaguar, Ltd. (AZ)
Scottsdale Management Group, Ltd. (AZ)
S.H.V.P. Motor Corp. (PR)
SK Motors, Ltd. (AZ)
SL Automotive, Ltd. (AZ)
Somerset Motors, Inc. (NJ)
Sun Motors, Ltd. (AZ)
Sytner Group, PLC (UK)
The New Graceland Dodge, Inc. (TN)
TriCity Leasing, Inc. (CA)
UAG Atlanta IV, Motors, Inc. (GA)
UAG Central Florida Motors, LLC (DE)
UAG Central NJ, LLC (DE)
UAG Carolina, Inc. (DE)
UAG Cerritos, LLC (DE)
UAG Citrus Motors, LLC (DE)
UAG CHCC, Inc. (NJ)
UAG Chevrolet, Inc. (NJ)
UAG Classic, Inc. (DE)
UAG Connecticut, LLC (DE)
UAG Connecticut I, LLC (DE)
UAG Duluth, Inc. (TX)
UAG East, Inc. (DE)
UAG Fairfield CA, LLC (DE)
UAG Fairfield CP, LLC (DE)
UAG Fairfield CM, LLC (DE)
UAG Fayetteville I, LLC (DE)
UAG Fayetteville II, LLC (DE)
UAG Fayetteville III, LLC (DE)
UAG Finance Company, Inc. (DE)
UAG GD, Ltd. (TX)
UAG GN, Ltd. (TX)
UAG of Goldsboro, Inc. (DE)
UAG GP, Ltd. (TX)
UAG Graceland II, Inc. (DE)
UAG GW, Ltd. (TX)
UAG Houston Acquisition, Ltd. (TX)
UAG Hudson, Inc. (NJ)
UAG Indianapolis, LLC (IN)
UAG International Holdings, Inc. (DE)
UAG Kissimmee Motors, Inc. (DE)
UAG Lake Norman, LLC (NC)
UAG Landers Springdale, LLC (DE)
UAG Memphis II, Inc. (DE)
UAG Memphis IV, Inc. (DE)
UAG Memphis V, Inc. (DE)
UAG Mentor Acquisition, LLC (DE)
UAG Michigan Cadillac, LLC (DE)
UAG Michigan H1, LLC (DE)
UAG Michigan Holdings, Inc. (DE)
UAG Michigan Pontiac-GMC, LLC (DE)
UAG Michigan T1, LLC (DE)
UAG Michigan TMV, LLC (DE)
UAG Nanuet I, LLC (DE)
UAG Nanuet II, LLC (DE)
UAG Nevada Land, LLC (DE)
UAG Northeast, Inc. (DE)
UAG Northeast Body Shop, Inc. (DE)

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UAG Oldsmobile of Indiana, LLC (IN)
UAG Phoenix VC, LLC (DE)
UAG Realty, LLC (DE)
UAG Royal Palm, LLC (DE)
UAG Southeast, Inc. (DE)
UAG Spring, LLC (DE)
UAG Tulsa Holdings, LLC (DE)
UAG Tulsa VC, LLC (DE)
UAG Turnersville Motors, LLC (DE)
UAG Texas II, Inc. (DE)
UAG Texas, Inc. (DE)
UAG Texas, Inc. on behalf of
         Shannon Automotive, Ltd.
UAG Torrance, Inc. (DE)
UAG Turnersville Realty, LLC (DE)
UAG VK, LLC (DE)
UAG West, Inc. (DE)
UAG West Bay AM, LLC (DE)
UAG West Bay FM, LLC (DE)
UAG West Bay IA, LLC  (DE)
UAG West Bay IAU, LLC (DE)
UAG West Bay IB, LLC (DE)
UAG West Bay II, LLC (DE)
UAG West Bay IL, LLC (DE)
UAG West Bay IM, LLC (DE)
UAG West Bay IP, LLC (DE)
UAG West Bay IV, LLC (DE)
UAG West Bay IW, LLC (DE)
UAG Young II, Inc. (DE)
UAG Young Automotive Group, LLC (DE)
UAG-Caribbean, Inc. (DE)
United Auto Dodge of Shreveport, Inc. (DE)
United AutoCare Products, LLC (DE)
United Nissan, Inc. (TN)
United Nissan, Inc. (GA)
United Auto Fourth Funding, Inc. (DE)
United Auto Fifth Funding, Inc. (DE)
UnitedAuto Finance, Inc. (DE)
United Auto Licensing, LLC (DE)
United Ranch Automotive, LLC (DE)
VPH Motor Corporation (PR)
West Palm Auto Mall, Inc. (FL)
West Palm Nissan, Inc.(FL)
Westbury Superstore, Ltd. (NY)
WTA Motors, Ltd. (TX)
Young Automotive Holdings, LLC (DE)
Young Management Group, Inc. (DE)